SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 16, 1999

                              Motor Club of America
             (Exact name of registrant as specified in its charter)


New Jersey                               0-671               22-0747730
(State or other jurisdiction            (Commission          IRS Employer
of incorporation or organization)        File Number)        Identification No.)

                                95 Route 17 South
                             Paramus, NJ 07653-0931
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (201) 291-2000


          (Former name or former address, if changed since last report)






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Item 5 - Other Events

     On March 16, 1999, Motor Club of America (the "Registrant") entered into a definitive Agreement and Plan of Merger with North East Insurance Company ("NEIC"), a property and casualty insurer, pursuant to which a to-be-formed, wholly-owned subsidiary of the Registrant will be merged with and into NEIC (the "Merger") and NEIC, the surviving corporation, will become a wholly-owned subsidiary of the Registrant.

     The terms of the agreement are as first announced on January 26, 1999, wherein NEIC shareholders will receive, at their individual election, (a) $3.30 per share of NEIC common stock, (b) one share of MOTR common stock for each 5.25 shares of NEIC common stock, or (c) a combination thereof. If the NEIC shareholders in the aggregate elect to exchange more than 50% of their shares for MOTR stock, the aggregate percentage will be ratably reduced to 50%.

     Consummation of the merger is subject to the satisfaction of certain conditions set forth in the merger agreement, including approval from the shareholders of the Registrant and NEIC and authorization by state insurance regulators. Both the Registrant and NEIC expect that these conditions will be satisfied in due course.

Forward-Looking Statement Disclaimer. This Current Report on Form 8-K contains statements that are not historical facts and are to be considered "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995), including statements concerning the expected future satisfaction of conditions to consummation of the merger. Consummation of the merger and future benefits therefrom involve various risks and uncertainties, including the risk of material adverse changes in financial markets or the condition of MOTR and NEIC; risks of the imposition of unanticipated regulatory conditions to the merger; risks associated with MOTR's and NEIC's entry into new markets; and state regulatory and legislative actions which can affect the profitability of certain lines of business and impede the companies' ability to charge adequate rates.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit No.      Description

2 Agreement and Plan of Merger between Motor Club of America and North East Insurance Company, dated as of March 16, 1999.

99               Press release dated March 17, 1999.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:   March 17, 1999


                                 MOTOR CLUB OF AMERICA


                                 By  /s/ Patrick J. Haveron
                                     Patrick J. Haveron
                                     Vice President and Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.    Description

2 Agreement and Plan of Merger between Motor Club of America and North East Insurance Company, dated March as of 16,1999.

99             Press release dated March 17, 1999.